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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 2, 2001

                              The Medicines Company
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               (Exact Name of Registrant as Specified in Charter)


           Delaware                     000-31191                 04-3324394
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(State or Other Jurisdiction          (Commission             (I.R.S. Employer
      of Incorporation)               File Numbers)          Identification No.)


         One Cambridge Center
            Cambridge, MA                                     02142
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(Address of Principal Executive Offices)                   (Zip Code)

Registrant's telephone number, including area code: (617) 225-9099


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS.

     On September 2, 2001, The Medicines Company (the "Company") announced the results of its Hirulog Early Reperfusion/Occlusion-2, or HERO-2, clinical trial program.

     The full text of the press release issued in connection with the Company's announcement is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits.



     Exhibit No.    Description
     -----------    -----------
     99.1           Press release dated September 2, 2001 announcing the results of the Registrant's HERO-2 clinical trial program


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 4, 2001                THE MEDICINES COMPANY


                                       By: /s/ Peyton J. Marshall
                                           -----------------------------------
                                       Name: Peyton J. Marshall
                                       Title: Senior Vice President and Chief
                                              Financial Officer


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                                  EXHIBIT INDEX

     Exhibit No.    Description
     -----------    -----------
     99.1           Press release dated September 2, 2001 announcing the results of the Registrant's HERO-2 clinical trial program


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